United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2005

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation or Organization)

1-11983	59-3359111
(Commission File Number)	(IRS Employer Identification No.)

225 Water Street, Suite 1400, Jacksonville, Florida 32202
(Address of Principal Executive Offices) (Zip Code)

(904) 354-2482
(Registrant's Telephone Number, Including Area Code)

www.fpic.com
(Registrant's Internet Address)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 9, 2005, FPIC Insurance Group, Inc. (“FPIC”) issued an earnings press release announcing selected financial data concerning FPIC’s first quarter 2005 unaudited consolidated results of operations and financial condition presented in accordance with accounting principles generally accepted in the United States of America (GAAP). A copy of FPIC’s press release dated May 9, 2005 is attached hereto as Exhibit 99 and is furnished as a part of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit Number   Description of Exhibits

99           FPIC Insurance Group, Inc. Earnings Press Release dated May 9, 2005

Signature
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2005
FPIC Insurance Group, Inc.

	By:	/s/ John R. Byers
John R. Byers President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number   Description of Exhibits

99           FPIC Insurance Group, Inc. Earnings Press Release dated May 9, 2005